UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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KODIAK ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KODIAK ENERGY, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 3, 2008

To the Stockholders of Kodiak Energy, Inc.:

You are cordially invited to attend the 2008 Annual and Special Meeting of Stockholders.  Regardless of whether you plan to attend, please take a moment to vote your proxy.  The Annual and Special Meeting will be held as follows:

WHEN:	Wednesday, December 3, 2008 3:00 p.m., Mountain Time

WHERE:	Ramada Hotel Niagra Room 708 – 8 Avenue S.W. Calgary, Alberta, Canada

ITEMS OF BUSINESS:
•Elect five directors for terms expiring at the 2009 annual meeting of stockholders and until their successors are elected and qualified
•Approve amendments to our Stock Option Plan
•Ratify the appointment of Meyers Norris Penny LLP as our independent registered public accounting firm (referred to as “independent auditor” in Canada) for the fiscal year ending December 31, 2008
•Approve an amendment to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Board of Directors from time to time
•Consider any other matters that may properly come before the Annual Meeting

RECORD DATE:	Tuesday, October 14, 2008

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

On the following pages, we provide answers to frequently asked questions about the Annual and Special Meeting.  A copy of the 2007 Annual Report on Form 10-K is enclosed.

By Order of the Board of Directors,

Mark Hlady
Chairman

KODIAK ENERGY, INC.
TABLE OF CONTENTS

Page
NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	1
PROPOSAL 1 - ELECTION OF DIRECTORS	5
Nominees for Election of Directors	5
Board of Directors and Committees of the Board	6
Director Nominations	8
Security Holder Communications with the Board of Directors	9
Recommendation of Our Board of Directors	9
PROPOSAL 2 - PROPOSAL TO AMEND THE KODIAK ENERGY, INC. STOCK OPTION PLAN	10
Summary of the Amendments to the Plan	10
Terms of the Grants Under the Plan	11
United States Federal Income Tax Consequences	12
Recommendation of Our Board of Directors	13
PROPOSAL 3 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
Recommendation of Our Board of Directors	14
PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK WHICH MAY BE ISSUED IN ONE OR MORE SERIES, WITH SUCH RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS AS SHALL BE FIXED BY THE BOARD OF DIRECTORS FROM TIME TO TIME	15
Recommendation of Our Board of Directors	16
EXECUTIVE COMPENSATION	17
Compensation Discussion and Analysis	17
Summary Compensation Table	19
Grants of Plan Based Awards Made in Fiscal 2007	20
Outstanding Equity Awards at Fiscal 2007 Year-End	20
Employment Agreements and Payments Made Upon Termination of Employment	21
Director Compensation Table	22
Compensation Committee Interlocks and Insider Participation	23
Compensation Committee Report on Executive Compensation	24
OTHER INFORMATION	25
Executive Officers	25
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	25
Equity Compensation Plan Information	26
Compliance with Section 16(a) of the Securities Exchange Act of 1934	27
AUDIT COMMITTEE REPORT	28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
Independent Registered Public Accounting Firm's Fees	29
Pre-Approval Policies and Procedures	30
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	30
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING	30
DISCRETIONARY VOTING OF PROXIES	31
INCORPORATION BY REFERENCE	31
GENERAL	31

Appendix A – Audit Committee Charter

Appendix B – Kodiak Energy, Inc. Stock Option Plan, as Amended

Appendix C – State of Delaware Certificate of Amendment of Certificate of Incorporation

Appendix D – Canadian Disclosure Requirements

KODIAK ENERGY, INC.
Suite 460, 734 – 7 Avenue S.W.
Calgary, Alberta, T2P 3P8, Canada
(403) 262-8044

PROXY STATEMENT

This proxy statement is being furnished to our stockholders beginning on or about Tuesday, October 28, 2008, in connection with the solicitation of proxies by the Board of Directors of Kodiak Energy, Inc. (the Company), to be used at the Annual and Special Meeting of Stockholders (the Meeting) on Wednesday, December 3, 2008, at the Ramada Hotel, Niagra Room, 708 – 8 Avenue S.W., Calgary, Alberta, Canada, and at all adjournments or postponements of the Meeting for the purposes listed in the preceding Notice of Annual and Special Meeting of Stockholders

All references to currency in the Proxy Statement are in United States dollars, unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

The election of five nominees to serve on our Board of Directors for terms expiring at the 2009 annual meeting of stockholders and until their successors are elected and qualified.

The approval of amendments to our Stock Option Plan.

The ratification of the appointment of Meyers Norris Penny LLP as our independent registered public accounting firm (referred to as “independent auditor” in Canada) for the fiscal year ending December 31, 2008.

The approval of an amendment to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Board of Directors from time to time.

Any other matters that may properly come before the Board of Directors.

What are the board's voting recommendations?

Our Board of Directors recommends a vote FOR each of the five director nominees.

Our Board of Directors recommends a vote FOR the approval of amendments to our Stock Option Plan.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Meyers Norris Penny LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Our Board of Directors recommends a vote FOR the approval of an amendment to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Board of Directors from time to time.

 What is the vote required for each proposal?

Once a quorum has been established, the following votes are required for approval of the respective matters:

Proposal 1 – A plurality of the votes duly cast is required for the election of directors (i.e., the five nominees receiving the greatest number of votes will be elected). Abstentions and broker “non-votes” will not affect the outcome of the voting on election of directors.

Proposals 2 and 3 – The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting is required for approval of the amendments to the Kodiak Energy Inc. Stock Option Plan and for ratification of the appointment of Meyers Norris Penny LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.  An abstention will have the same effect as voting against either of these proposals.  Broker “non-votes” are not counted for purposes of approving either the amendments to the Kodiak Energy Inc. Stock Option Plan or the ratification of our accounting firm, and thus will not affect the outcome of the voting on either of these proposals.

Proposal 4 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required for the approval of the amendment to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock.  Abstentions and broker “non-votes” will have the same effect as voting against this proposal.

Who can vote?

Common stockholders of record as of the close of business on the record date are entitled to vote.  The record date for the Meeting is Tuesday, October 14, 2008.  Each outstanding share of our common stock is entitled to one vote upon the proposals presented.

How do I vote?

If you are the record holder of your shares, there are three ways to vote:

•	By completing and mailing the enclosed proxy card.

•	By completing and delivering the enclosed proxy card via facsimile.

•	By written ballot at the Meeting.

The prompt return of the completed proxy card vote will assist us in preparing for the Meeting.  Date, sign and return the accompanying proxy card to the transfer agent, Computershare Investor Services, in the postage-prepaid envelope enclosed for that purpose, or you may deliver your proxy card to the transfer agent via facsimile.  If you wish to deliver your proxy card via facsimile, please copy both the front and back of the signed proxy card and fax the same to Computershare Investor Services at +1-303- 262-0700; telephone at +1-303- 262-0600.  You can specify your choices by marking the appropriate boxes on the proxy card.  If you attend the Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

If your shares are held by your broker as your nominee (that is, in street name), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or obtain an authorization from your broker allowing you to vote your shares at the Meeting in person or by proxy.

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker “non-votes.”

The proposal for the election of directors and the proposal to ratify the appointment of Meyers Norris Penny LLP as our independent registered public accounting firm are considered discretionary and therefore may be voted upon by your broker if you do not give instructions to your broker.  The proposal to amend the Kodiak Energy, Inc. Stock Option Plan and the proposal to amend our Certificate of Incorporation to authorize preferred stock are considered non-discretionary and therefore may not be voted upon by your broker if you do not give instructions to your broker.

What does it mean if I get more than one proxy?

It means your shares are held in more than one account.  Please vote all proxies to ensure all your shares are voted.

What constitutes a quorum?

As of the record date, Tuesday, October 14, 2008, there were 110,023,998 shares of our common stock outstanding.  In order to conduct the Meeting, a majority of the outstanding shares entitled to vote must be represented in person or by proxy.  This is known as a “quorum”.  Abstentions and shares which are the subject of broker “non-votes” will count toward establishing a quorum.

Can I change my vote?

If you are the record holder of your shares, you can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

•	returning a later-dated proxy card; or

•	attending the Meeting and voting your shares in person; or

•	notifying the Company by written revocation letter.

Any revocation should be filed with William Brimacombe, Chief Financial Officer of the Company, at our corporate headquarters at Suite 460, 734 – 7 Avenue S.W., Calgary, Alberta, T2P 3P8, Canada.

If your shares are held in street name and you previously instructed your broker, bank or nominee on how to vote your shares, you will need to contact your broker, bank or nominee in order to change your vote.

Attendance at the Meeting will not in itself constitute revocation of a proxy.  All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you directed.  If no direction is given, the proxies will be voted as our Board of Directors recommends.

Who conducts the proxy solicitation?

Our Board of Directors is soliciting these proxies.  The Company will bear the cost of the solicitation of proxies.  Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

Our Board of Directors have appointed Computershare Investor Services to serve as an Inspector of Election(s) to tabulate the voted proxies.

PROPOSAL 1 – ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2008 Annual and Special Meeting.  Our Board of Directors has proposed the election of each nominee for a one-year term expiring at the 2009 Annual Meeting or until their respective successors have been duly elected and qualified.  Directors will be elected by a plurality of the votes cast by the shares entitled to vote, as long as a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen.  Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

The nominees have consented to being nominated and to serve if elected.  In the event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our Board of Directors.

Nominees for Election of Directors

Please refer to Appendix D for the Canadian disclosure presentation on the Company’s Directors.

William Tighe, 56, has held the positions of Chief Operating Officer, President and Director of the Company since September 2005 and Acting Chief Executive Officer of the Company since December 2007.  Since 2005, Mr. Tighe has focused on developing Kodiak’s business interests.  His past experience includes approximately thirty years in management, operations, maintenance, and more recently major and minor projects for both Canadian and other international energy companies.  These positions were in a variety of field settings from the heavy oil industry, sour gas and liquids plants in Alberta and British Columbia and the sub-arctic in Canada, to design offices, construction, construction and startup, and operation of large gas/liquids processing operations in Southeast Asia.  Since 2004, Mr. Tighe has worked for Suncor Energy Ltd. as a Business Services Manager, Growth Planning and Development.  From 2000 until 2004, Mr. Tighe worked for Petro China International as Operations Development and Commissioning Manager.  Prior to that, Mr. Tighe had extensive experience in both Alberta and internationally in the oil and gas industry.  Mr. Tighe attended the University of Calgary where he studied general science and computer science.  He is a director of Tamm Oil and Gas Corp., a junior heavy oil exploration and development company based in Calgary, Alberta, Canada.  Mr. Tighe holds an Interprovincial Power Engineering Certification II Class.

Glenn Watt, 34, has been a director of the Company since November 2005 and Vice President Operations of the Company since April 2007.  Prior to joining the Company, Mr. Watt worked primarily in the Western Canadian Sedimentary Basin and from May 2003 to March 2007, was drilling and completions superintendent for a large Canadian oil and gas royalty trust.  Prior to that, he worked for a major oil and gas company as a completions superintendent. He has additional field experience working on drilling rigs in Alberta and British Columbia.  Mr. Watt has an honors diploma in Petroleum Engineering Technology from the Northern Alberta Institute of Technology and a Bachelor of Applied Petroleum Engineering Technology Degree from the Southern Alberta Institute of Technology.

Peter Schriber, 66, has been a director of the Company since November 2005.  Mr. Schriber is currently an independent financial consultant. He is active in mergers and acquisitions as well as debt and equity financing for private and public companies.  Prior to 1999, Mr. Schriber was a director and partner of a Vancouver based brokerage firm.  Prior to that, Mr. Schriber was a Vice President and Manager of Corporate Lending with the Canadian division of a Swiss Bank.  He has a degree in Commerce from a Swiss Institution, and he graduated as a Fellow of the Institute of Canadian Bankers.  Mr. Schriber is also a member of the Canadian Bankers Association.

Marvin Jones, 71, has been a director of the Company since April 2006 and has more than forty-five years of North American and international oil and gas experience, with the last thirty years being at the management level in oil and gas drilling and services industries.  Mr. Jones is a past President of Trinidad Drilling, a past Vice President of Challenger International Services, and a past Vice President of Thomson Industries.  He is a recipient of the Canadian Association of Oilwell Drilling Contractors (CAODC) Honorary Life Membership Award and a past President of CAODC and many other charitable, sports and public organizations.

Les Owens, 44, is standing for nomination as director of the Company.  Mr. Owens has more than twenty-five years of oil and gas experience primarily in completions and production services.  He is currently General Manager at Canadian Sub-Surface, Energy Services, a provider of cased-hole completion, production and evaluation services.  From October 2001 to April 2008, Mr. Owens was in management positions with Ultraline Services Corp., a provider of wireline services.  Prior to that, from October 1999 to October 2001, he was in sales with Plains Perforating Ltd., a provider of perforating services.  His previous experience was with various oil and gas service companies, in positions progressing from sales to senior management.  Mr. Owens’ position as director to the Board is subject to Toronto Venture Exchange (TSX-V Exchange) approval.

Board of Directors and Committees of the Board

Our business affairs are conducted under the direction of our Board of Directors.  We have adopted a written Board of Directors Mandate, which defines our Board of Directors’ stewardship responsibilities.  Under this mandate, the directors’ principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals.  In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Company’s communications policy, and the integrity of the Company’s internal control and management information systems.  In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Company and providing ongoing benefit to the stockholders.  The Board of Directors Mandate can be viewed on the Company’s website at www.kodiakpetroleum.com.  Any amendments or granting of waivers, including any implicit waiver, from a provision of the mandate to our directors or executive officers, will also be disclosed on our website along with the nature of such amendment or waiver.

The board exercises its independent supervision over the Corporation’s management through a combination of formal meetings of the board as well as informal discussions amongst the board members. The independent directors can also hold scheduled meetings at which non-independent directors and members of management are not in attendance.  Where matters arise at board meetings which require decision making and evaluation that is independent of management and interested directors, the meeting breaks into an in camera session among the independent and disinterested directors.

We have adopted a Code of Conduct, which sets standards for ethical business conduct and applies to all of our directors, officers, employees, and consultants to the fullest extent permitted under the applicable laws of the country where such employees are domiciled.  The Code of Conduct has the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  An integral part of the Code of Conduct is that the management of the Company be conducted full transparency, and in the best interests of the stockholders and other stakeholders of the Company.  If we make any amendments to the Code of Conduct or grant any waiver, including any implicit waiver, from a provision of the code to our directors or executive officers, we will disclose the nature of such amendment or waiver on our website at www.kodiakpetroleum.com.

The Board of Directors has determined that the following directors meet the standards of independence under the applicable NASDAQ and TSX-V Exchange listing standards, and applicable Canadian Securities laws:  Peter Schriber, Marvin Jones and director nominee, Les Owens.  In accordance with Item 407(a)(1)(i), (ii) and (2) of SEC Regulation S-K, the Company has chosen to select the NASDAQ independence standard for directors even though the Company is not listed on the NASDAQ exchange.

In accordance with Item 401(d) of SEC Regulation S-K, there is a family relationship between Bill Tighe and Glenn Watt, as Mr. Watt is married to Mr. Tighe’s niece.

During fiscal 2007, our Board of Directors held 15 meetings, our Audit Committee held 5 meetings, and our Compensation Committee held 3 meetings.  Each director attended at least 75% of the board meetings and committee meetings during the period he served as a member, except that Mr. Jones attended 17 of 23 such board and committee meetings.  We encourage our directors to attend our annual meetings of stockholders.  All of our directors attended our 2007 Annual Meeting.  Our Board of Directors has two standing committees:  the Audit Committee and the Compensation Committee.  Our Audit Committee Charter and our Compensation Committee Mandate, as well as the Board of Directors Mandate and Code of Conduct, are available on our website at www.kodiakpetroleum.com, on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the Company’s profile.  These documents are also available in print to any stockholder upon request by contacting the Company at Kodiak Energy, Inc., c/o Investor Relations, Suite 460, 734 – 7 Avenue S.W., Calgary, Alberta, T2P 3P8, Canada.  We may revise these policies from time to time and will promptly post revisions on our website.

The Audit Committee is governed by its charter that is attached as Appendix A to this proxy statement.  The Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of the Company and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent public accountants’ qualifications and independence, the performance of our internal audit function and independent public accountants, and such other duties as may be directed by our Board of Directors

The Audit Committee Charter requires that the Audit Committee consist of three or more board members who satisfy the “independence” requirements of the SEC and listing standards of the TSX-V Exchange.  The current members of the Audit Committee are Mr. Schriber, who is the committee chair, Mr. Jones and Mr. Watt.  The Board has determined that Mr. Schriber and Mr. Jones satisfy the above-referenced independence requirements, and that Mr. Watt does not, as he is an officer and a remunerated consultant of the Company.  In order to meet the Audit Committee Charter requirements, the Company is presenting Les Owens as a qualified, independent director nominee for election by the shareholders.   Mr. Owens will serve as an Audit Committee member of the Board of Directors.  Our Board of Directors believes that each member of the Audit Committee is able to read and understand financial statements, including director nominee Mr. Owens, and that at least one member, Mr. Schriber, has past employment experience or background which results in his financial sophistication.  The Board of Directors believes that Mr. Schriber qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of SEC Regulation S-K.

The Compensation Committee assists our Board of Directors with its duties and responsibilities in monitoring, approving and disclosing our compensation policies and practices.  The Compensation Committee’s responsibilities include:

•	Reviewing and approving compensation strategy for our management and general trends for operations/finance.
•	Ensuring that annual compensation is administered in accordance with our stated compensation strategy and any requirements of appropriate regulatory bodies.
•	Communicating our compensation policies to stockholders, as required by securities as required by securities regulatory authorities in Canada and the United States.
•	Reviewing and approving our personnel benefit and incentive programs.
•	Reviewing with the Chief Executive Officer and advising the Board of Directors with regard to executive officer succession and planning.
•	Performing such other duties and responsibilities as the Board of Directors shall assign.

The current members of the Compensation Committee are Mr. Jones, who is the committee chair, Mr. Schriber and Mark Hlady.  Mr. Hlady is a non-independent director and is not standing for re-election at the Company's Meeting.  The Company is presenting Les Owens for nomination as a qualified independent director and he will serve on the Compensation Committee upon election.  The Compensation Committee will then consist of Mr. Jones, Mr. Schriber and Mr. Owens, all of whom are independent, non-employee directors.

Director Nominations

We do not have a standing Nominating Committee, nor have we adopted a charter addressing the director nomination process.  The Board of Directors believes that it is appropriate for us not to have a Nominating Committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.  Our Board of Directors, as a whole, assesses, recommends, and approves director nominations.  All members of the Board of Directors are encouraged to identify prospective additions to the Board.  Any recommendations would be approved by the entire Board and elected annually by the stockholders.  In accordance with the TSX-V Exchange listing standards, all of the Company’s directors also require approval by the TSX-Venture Exchange.  Characteristics of nominees to the Board of Directors should include:

•	Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;
•	Accountability: Directors should be willing to be accountable for their decisions as directors;
•	Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;
•	Responsibility: Directors should interact with each other in a manner that encourages responsible, open, challenging and inspired discussion; and
•	High Performance Standards: Directors should have a history of achievements that reflects high standards for themselves and others.

We do not have a formal method of communicating director nominees from stockholders.  We do not have any restrictions on stockholder nominations under our certificate of incorporation or by-laws.  The only restrictions are those generally applicable under Delaware corporate law and the federal proxy rules.  The Board of Directors will consider suggestions from individual stockholders, subject to evaluation of the nominee’s merits.  Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees.  The suggested nominee must also provide a statement of consent to being considered for nomination.  Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

Nominations should be delivered to the Board of Directors at the following address:

Kodiak Energy, Inc.
c/o Chief Financial Officer
Suite 460, 734 – 7 Avenue S.W.
Calgary, Alberta, T2P 3P8, Canada

Security Holder Communications with the Board of Directors

Our security holders may send communications to members of our Board of Directors by directing such communications to our Chief Financial Officer, William Brimacombe.  Communications may be sent to Mr. Brimacombe via mail at our corporate office at the address listed above; via fax at (403) 513-2670; or via e-mail at b.brimacombe@kodiakpetroleum.com.  Mr. Brimacombe will direct all relevant communications to the appropriate Board member(s).  All communications are confidential.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote “FOR” all the director nominees.

PROPOSAL 2 – PROPOSAL TO AMEND THE KODIAK ENERGY, INC.

STOCK OPTION PLAN

Stockholders are being asked to approve amendments to the Kodiak Energy, Inc. Stock Option Plan, as amended (Plan), which were adopted, subject to stockholder approval, by the Board of Directors on August 8, 2008.

The following summary of the Plan is qualified in its entirety by the full text of the Plan, as amended, which is attached as Appendix B to this proxy statement. In connection with the Company’s 2007 listing on the TSX-V Exchange in Canada, the Company agreed to make amendments to the Plan so that the Plan would be in compliance with the policies of the TSX-V Exchange.  The Board of Directors believes that, in order to continue to attract and retain directors, officers, employees and consultants of the highest caliber, provide increased incentive, and to continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide the directors, officers, employees and consultants an opportunity to acquire a proprietary interest in the Company.

The Plan provides that the Board of Directors of the Company may from time to time, in its discretion and in accordance with the requirements of the TSX-V Exchange, grant to directors, senior officers or employees of, or consultants or any other person providing services to, the Company or any subsidiary of the Company pursuant to a written contract (collectively, Eligible Participants), options to purchase common stock, provided that the number of shares of common stock reserved for issuance under the Plan will not exceed 8,000,000 shares, subject to adjustment in certain circumstances, including a change in the outstanding common stock by reason of stock dividend or split, recapitalization, merger or arrangement.  The closing price of the Company’s common stock on Tuesday, October 14, 2008 was $___ on the TSX-V Exchange and $____ on the OTC Bulletin Board.

Summary of the Amendments to the Plan

The amendments to the Plan, among other things, provide that:

•
All options granted pursuant to the Plan are now subject to the rules and policies of the TSX-V Exchange and all benefits, rights and options accruing to any one Eligible Participant in accordance with the terms and conditions of the Plan are not transferable or assignable, except in limited circumstances as more particularly provided for in the Plan, or to the extent, if any, permitted by the TSX-V Exchange.

•	Eligible Participants may hold options granted to them in an incorporated entity wholly owned by them.

•
The exercise price of an option has been modified so that no option can be granted at less than “Fair Market Value” and that the exercise price of an option, once granted, may only be reduced upon the Board of Directors approval and, in the case of options held by insiders of the Company, the exercise price of an option may be reduced only if disinterested shareholder approval is obtained.  As defined in the Plan, “Fair Market Value” means, subject to applicable Exchange requirements, the greater of the ten day weighted average calculation up to and including the last closing price for Common Shares on the OTC Bulletin Board or the Exchange or if the Common Shares are not listed or admitted to trading on any exchange, as determined by any other appropriate method selected by the Board.

•
Options granted to an Eligible Person performing investor relations activities are now required to contain vesting provisions such that vesting occurs over at least twelve months with no more than three quarters of the options vesting in any 3-month period.  If a Participant ceases to be an Eligible Person for any reason other than termination for cause or death, any vested option held by such Participant may continue to be exercised by the Participant to and until the earlier of the applicable expiration of the option period in respect of such option and 30 days after the date on which such Participant ceases to be an Eligible Person.

•
In connection with any merger, arrangement or consolidation which results in the holders of outstanding common stock owning less than a majority of the outstanding voting securities of the surviving corporation or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition by any person or group of all or a majority of the then outstanding voting securities of the Company (collectively, a Change of Control), the Plan now provides that options granted to each director and/or officer of the Company will become immediately exercisable in full or part prior to the effective date of such Change of Control, as the case may be.

•
The ability of an Eligible Participant to exercise options and the obligation of the Company to issue and deliver shares in accordance with the Plan is now subject to any approvals that may be required from stockholders of the Company and any regulatory authority or stock exchange having jurisdiction over the securities of the Company.  If the underlying common stock cannot be issued to any Eligible Participant under the Plan for whatever reason, the obligation of the Company to issue the common stock shall terminate and any option exercise price paid to the Company shall be returned to the Eligible Participant.

Terms of the Grants Under the Plan

The Board of Directors administers the Plan.  Options granted under the Plan to Eligible Participants will be exercisable for a period of up to 5 years from the date of grant.  In connection with the foregoing, the number of shares of common stock with respect to which options may be granted under the plan in any one year to: (a) any one Eligible Participant will not exceed either the lesser of 2% of the issued and outstanding common stock or 500,000 shares of common stock; and (b) in the aggregate, all employees and consultants conducting investor relations activities will not exceed 2% of the issued and outstanding common stock.  Subject to certain provisions, options granted under the Plan are non-transferable, and may be exercised no later than ninety days, or thirty days if the Eligible Participant is engaged in investor relations activities, following cessation of the Eligible Participant’s position with the Company; provided, however, that if the cessation of the Eligible Participant’s position with the Company was by reason of death, the option may be exercised within a maximum period of one year after such death, all subject to the expiration date of such option.  No options held by an Eligible Participant who is terminated for cause (as such term is defined at common law) may be exercised following the date on which such termination occurred.

The Board of Directors grants options under the Plan at its discretion.  Although it is the intention of the Board of Directors to grant options under the Plan in 2008, no determination has been made as to the total number of shares of common stock that will be subject to such options.  Therefore, the benefits or amounts that will be received by or allocated to Eligible Participants in 2008 under the Plan are not determinable.  The following table sets forth the amount of all options previously received, and options expected to be received in 2008, under the Plan by those listed.  Other than current directors and executive officers of the Company, no other employee, associate, person or group has received options at any time under the Plan.

	Kodiak Energy, Inc. Stock Option Plan
Name and Position	All Options Previously Received	Options Received in 2008	Total
Mark Hlady, Chairman, Former Chief Executive Officer	200,000	-	200,000
Peter Schriber, Director Nominee	200,000	-	200,000
Marvin Jones, Director Nominee	200,000	-	200,000
William Tighe,President, Acting Chief Executive Officer, Chief Operating Officer, and Director Nominee	200,000	-	200,000
Glenn Watt, Vice President Operations, and Director Nominee	200,000	-	200,000
William Brimacombe, Chief Financial Officer	280,000	-	280,000
Current Executive Officers, as a group	680,000	-	680,000
Current Directors who are not Executive Officers, as a group	600,000	-	600,000
All employees who are not Executive Officers, as a group	755,000	25,000	416,666(1)

(1)	Excludes 363,334 options that expired in 2008.

United States Federal Income Tax Consequences

The federal income tax consequences of the Plan under current United States federal law, which is subject to change, are summarized in the following discussion.  This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences or tax consequences for non-U.S. persons.

The options granted under the Plan are “non-qualified stock options” and do not qualify as incentive stock options for U.S. federal income tax purposes.  In general, Eligible Participants will not realize taxable income upon the grant of a non-qualified stock option, and the Company will generally not be entitled to a deduction.  Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the Eligible Participant as ordinary income.  The amount included in the gross income of the Eligible Participant will also be deductible by the Company.  The tax basis of shares acquired by the Eligible Participant will be equal to the exercise price plus the amount includable in the gross income of the Eligible Participant as ordinary income.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote “FOR” the approval of amendments to the Stock Option Plan.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Meyers Norris Penny LLP (Meyers Norris Penny) was our independent registered public accounting firm (referred to as “independent auditor” in Canada) for the year ended December 31, 2007, and has reported on our consolidated financial statements in the annual report that accompanies this proxy statement.  Our independent registered public accounting firm is appointed by our Audit Committee.  The Audit Committee intends to reappoint Meyers Norris Penny as our independent registered public accounting firm for the year ending December 31, 2008.  A representative of Meyers Norris Penny is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.  In the event that the stockholders do not approve Meyers Norris Penny as our independent registered public accounting firm, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote “FOR” the ratification of Meyers Norris Penny as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK WHICH MAY BE ISSUED IN ONE OR MORE SERIES, WITH SUCH RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS AS SHALL BE FIXED BY THE BOARD OF DIRECTORS FROM TIME TO TIME

The Board of Directors is recommending that the stockholders approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized capital stock by authorizing preferred stock.

The Company is currently authorized to issue up to 300,000,000 shares of common stock, $.001 par value, and no preferred stock.  The Board of Directors has determined that it is advisable and in the Company’s best interests to increase the Company’s authorized capital stock by amending the Certificate of Incorporation to authorize preferred stock.  If stockholders approve and authorize this amendment, the Company will file a Certificate of Amendment amending the Certificate of Incorporation to authorize preferred stock consisting of up to 10,000,000 shares, $.001 par value.  The amendment will become effective upon filing the prescribed Certificate of Amendment with the Delaware Secretary of State.  The full text of the proposed Certificate of Amendment to the Certificate of Incorporation is attached hereto as Appendix C.

The preferred stock to be authorized would, when issued, have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, as shall be expressed from time to time in the resolution or resolutions providing for the issuance of such preferred stock as adopted by the Board of Directors.  As such, the preferred stock would be available for issuance without further action by stockholders, except as may be required by applicable law or pursuant to the requirements of the exchange upon which the Company’s securities may then be listed.

The authorization of this type of preferred stock would give the Board of Directors the flexibility to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders.  The proposed preferred stock would assure that the Company has shares of preferred stock available for general corporate needs and would provide the Board of Directors with the necessary flexibility to issue preferred stock in connection with private placements or public offerings of equity securities or other financings and as consideration in share exchanges, mergers or other acquisitions without the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation at the time of such action.

The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the Company’s common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock.  However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, diluting the equity interest of the existing holders of common stock if the preferred stock is convertible into common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company.  Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  However, the preferred stock has not been proposed for an anti-takeover-related purpose and the Company has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of the Company’s voting stock.  The Company does not currently have any definitive plans, arrangements or understandings with respect to the issuance of any of the proposed shares of preferred stock.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote “FOR” the amendment to the Certificate of Incorporation to authorize 10,000,000 shares of preferred stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Program Objectives

The Company’s compensation policies and programs are designed to be competitive with similar junior oil and gas companies and to recognize and reward executive performance consistent with the success of the Company’s business.  These policies and programs are intended to attract and retain capable and experienced people.  The Compensation Committee’s role and philosophy is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s Chief Executive Officer and other executive officers, are aligned with the Company’s overall business objectives and with shareholder interests.

In addition to informal industry comparables from publicly available information, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels.  These factors include the long-range interests of the Company and its shareholders, overall financial and operating performance of the Company, and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Company’s incentive policy.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews and recommends compensation policies and programs to the Company, as well as salary and benefit levels for our executives.  Our President, Chief Operating Officer, Chairman and Chief Executive Officer may not be present during meetings of the Compensation Committee at which their compensation is being discussed.  The Board of Directors makes the final determination regarding the Company’s compensation programs and practices.

Elements of the Compensation Program for Fiscal Year 2007

The total compensation plan for executive officers is comprised of two components:  base salary or consulting fees, and stock options.  We do not presently have a long-term incentive plan for our named executive officers.  There is no policy or target regarding allocation between cash and non-cash elements of the Company’s compensation program.  The Compensation Committee annually reviews the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above and make recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Salaries for the executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Consulting Fees

As a general rule for establishing consulting fees, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Consulting fees for the executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Incentive Payments

The Company does not have an incentive payment program at this time due to the Company’s current stage of growth and size.

Stock Options

The Company has a Stock Option Plan (the Plan) for the granting of stock options to the directors, officers, employees and consultants of the Company, or its subsidiaries.  The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating such persons and to closely align the personal interests of such persons to that of the stockholders.  For a description of the Plan, see Proposal 2 above and in Appendix B.  During the fiscal year ended December 31, 2007, the Company did not grant stock options to directors of the Company who were not officers of the Company.

Perquisites and Other Personal Benefits

The Company’s named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to our employees.  The Company does not sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the Code).

Summary Compensation Table

The following table summarizes the compensation for the periods indicated of our named executive officers, as that term is defined in Section 402 of Regulation S-K.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (5)	Non-Equity Incentive Plan Compensa-tion	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Mark Hlady,	2007	$51,125	-	-	$72,266	-	-	-	$123,391
Chairman and formerChief Executive Officer (1)	2006	$53,247	-	-	$13,859	-	-	-	$67,106
William S. Tighe,	2007	$108,624	-	-	$72,266	-	-	-	$180,890
President, Acting Chief Executive Officer and Chief Operating Officer (2)	2006	$83,259	-	-	$13,859	-	-	-	$97,118
Glenn Watt,	2007	$86,550	-	-	$72,266	-	-	-	$158,816
Vice President Operations (3)	2006	-	-	-	$13,859	-	-	-	$13,859
William E. Brimacombe,	2007	$128,711	-	-	$67,481	-	-	-	$196,192
Chief Financial Officer (4)	2006	-	-	-	-	-	-	-	-

(1)
Mr. Hlady resigned as Chief Executive Officer on November 30, 2007.  His compensation was paid to MHC Corporation, a company owned by Mr. Hlady for services rendered by him as Chief Executive Officer.  At the Company’s 2008 Meeting, Mr. Hlady will not be standing for re-election as a director.

(2)
Mr. Tighe assumed the position of Acting Chief Executive Officer on December 1, 2007.  Mr Tighe ’s compensation was paid to Sicamous Oil and Gas Consultants Ltd., a company owned by Mr. Tighe, for services rendered by him as President, Acting Chief Executive Officer and Chief Operating Officer.

(3)
Mr. Watt assumed the position of Vice President Operations on April 1, 2007.  Mr. Watt’s compensation was paid to Harbour Oilfield Consulting Ltd., a company owned by Mr. Watt for services rendered by him as Vice President Operations.

(4)	Mr. Brimacombe assumed the position of Chief Financial Officer on January 3, 2007.

(5)	This is the estimated cost of stock options granted and calculated in accordance with FAS 123R valuation methods.

Grants of Plan Based Awards Made in Fiscal 2007

The following table summarizes each grant of a stock option award made to a named executive officer in the last completed fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
William Brimacombe Chief Financial Officer	01/03/07	-	-	-	-	-	-	-	280,000	$1.29	$0.72(1)
(1)	This is the estimated cost of stock options granted and calculated in accordance with FAS 123R valuation methods.

Outstanding Equity Awards at Fiscal 2007 Year-End

The following table summarizes unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding in the last completed fiscal year.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Mark Hlady	66,666	133,334 (1)	-	$1.50	10/23/11
William S. Tighe	66,666	133,334 (1)	-	$1.50	10/23/11
Glenn Watt	66,666	133,334 (1)	-	$1.50	10/23/11
William E. Brimacombe	-	280,000 (2)	-	$1.29	1/03/12

(1)	Options vest 66,667 on October 23, 2008 and 66,667 on October 23, 2009.

(2)	Options vest 93,333 on January 3, 2008; 93,334 on January 3, 2009 and 93,334 on January 3, 2010.

Employment Agreements and Payments Made Upon Termination of Employment

Other than as set forth herein, the Company has no existing employment agreements with any of its named executive officers.

The Company has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now or previously has acted as a named executive officer of the Company, in connection with or related to the retirement, termination or resignation of such person and the Company has provided no compensation to such persons as a result of change of control of the Company, its subsidiaries or affiliates.  There is no compensation plan, contract or arrangement, whereby a named executive officer is entitled to receive more than $100,000 from the Company or its subsidiaries, including periodic payments or installments, in the event of: (i) the resignation, retirement or any other termination of the named executive officer’s employment with the Company or any of its subsidiaries; (ii) any change of control of the Company or any of its subsidiaries; and (iii) a change in the named executive officers’ responsibilities following a change of control.

Pursuant to the Company’s Stock Option Plan, as proposed to be amended, in connection with any merger, arrangement or consolidation which results in the holders of the Company’s outstanding common stock owning less than a majority of the outstanding voting securities of the surviving corporation or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition by any person or group of all or a majority of the then outstanding voting securities of the Company (collectively, a Change of Control), options granted to each director and/or officer of the Company will become immediately exercisable in full or part prior to the effective date of such Change of Control, as the case may be.

From January to November 2007, the Company had a formal consulting agreement with MHC Corporation (MHC), a company wholly owned by Mr. Mark Hlady.  Under the terms of the agreement, MHC provided Mr. Hlady to the Company to provide services relating to those normally provided by a president and chief operating officer of an oil and gas reporting issuer, including providing overall leadership and direction in the creation, development and evolution of the Company’s vision, business strategy and resultant business and operational plans.  During that period, MHC was paid $5,000 per month for the services that were provided by Mr. Hlady to the Company under the agreement, and MHC was reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by Mr. Hlady, in connection with the services provided thereunder, up until Mr. Hlady’s resignation as Chief Executive Officer of the Company on December 1, 2007.  No compensation to MHC Corporation has been paid after this date.

On September 1, 2005, the Company entered into a consulting agreement with Sicamous Oil and Gas Consultants Ltd. (Sicamous), a company wholly owned by William Tighe, the Chief Operating Officer and President of the Company, and his wife, Diane Tighe.  The agreement was terminated on December 31, 2007.  Under the terms of the agreement, Sicamous provided Mr. Tighe to the Company to provide services relating to those normally provided by a president and chief operating officer of an oil and gas reporting issuer, including providing overall leadership and direction in the creation, development and evolution of the Company’s vision, business strategy and resultant business and operational plans.  Sicamous was paid $10,000.00 per month for the services that were provided by Mr. Tighe to the Company under the agreement, and Sicamous was reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by Mr. Tighe, in connection with the services provided thereunder.  On January 1, 2008, Mr. Tighe became an employee of the Company.  Under the terms of the employment agreement dated January 1, 2008, Mr. Tighe provided services relating to those normally provided by a president and chief operating officer of an oil and gas reporting issuer, including providing overall leadership and direction in the creation, development and evolution of the Company’s vision, business strategy and resultant business and operational plans.  Mr. Tighe was paid $10,000.00 per month for the services that he provided to the Company under the employment agreement, and Mr. Tighe was reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by Mr. Tighe, in connection with the services provided thereunder.

On January 3, 2007, the Company entered into a consulting agreement with William Brimacombe, the Chief Financial Officer of the Company.  Under the terms of the agreement, Mr. Brimacombe has agreed to provide services relating to those normally provided by chief financial officers of reporting issuers, including preparing the financial statements and management’s discussion and analysis for the Company.  During 2007, Mr. Brimacombe was paid $100.00 per hour for services that was provided by him to the Company under the agreement, and Mr. Brimacombe was reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by him in connection with the services provided thereunder.  Effective January 1, 2008, Mr. Brimacombe’s is paid $110.00 per hour for services that are provided by him to the Company under the agreement, and Mr. Brimacombe is reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by him in connection with the services provided thereunder.  The agreement may be terminated by any party upon thirty days written notice.

On April 1, 2007, the Company entered into a consulting agreement with Harbour Oilfield Consulting Ltd. (Harbour), a company owned by Mr. Glenn Watt.  Under the terms of the agreement, Harbour provides Mr. Watt to the Company to provide services relating to those normally provided by a vice president of operations of an oil and gas reporting issuer, including providing overall direction and guidance to the operational activities of the Company, identifying and leading new business development opportunities, and interacting with management to ensure the Company’s operational activities are aligned with Company goals and policies.  Harbour is paid $10,000.00 per month for the services that are provided by Mr. Watt to the Company under the agreement, and Harbour is reimbursed by the Company for all reasonable expenses, including travel and car mileage, incurred by Mr. Watt, in connection with the services provided thereunder.

Director Compensation Table

The following table summarizes compensation of the directors for the last completed fiscal year.

Name	Fees Earned	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Peter Schriber	-	-	$72,267	-	-	-	$72,267
Marvin Jones	-	-	$72,267	-	-	-	$72,267
Glenn Watt (3)	-	-	$18,067	-	-	-	$18,067

(1)	No stock awards were made during 2007, 2006 or 2005 to non-officer directors.

(2)	This is the estimated cost of stock options granted and calculated in accordance with FAS 123R valuation methods.

(3)	Mr. Watt became Vice President, Operations of the Company as at April 1, 2007. Only his compensation to that date is shown in the above Director Compensation Table.

During the fiscal year ended December 31, 2007, the Company paid no cash compensation (including salaries, director’s fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors in their capacity as directors for services rendered except that the Company reimburses the out-of-pocket expenses of its directors incurred in connection with attendance at or participation in meetings of the board of directors and other reasonable expenses, incurred by them in the exercise of their duties.

Executive officers of the Company, who also act as directors of the Company, do not receive any additional compensation for services rendered in such capacity, other than as paid by the Company to such executive officers in their capacity as executive officers.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2007, our Compensation Committee consisted of Messrs. Marvin Jones, Peter Schriber and Mark Hlady.  During 2007, Mr. Hlady was an officer and employee of the Company and its subsidiaries.  As at December 1, 2007, Mr. Hlady resigned as an officer and employee of the Company.  None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

The below filed report of the Compensation Committee will not be deemed to be ‘‘soliciting material’’ or to be ‘‘filed’’ with the Securities and Exchange Commission, nor shall such information be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same be reference.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Marvin Jones, Chairman
Peter Schriber
Mark Hlady

OTHER INFORMATION

Executive Officers

The following table sets forth the name, age and current office of our executive officer who do not also serve on our Board of Directors.  Following the table are descriptions of all positions held by such individual and his business experience for at least the past five years.

Name	Age	Title
William E. Brimacombe	65	Chief Financial Officer

William E. Brimacombe is a Canadian Chartered Accountant and since January 2007 has been our Chief Financial Officer.  From 2000 to 2006, Mr. Brimacombe was Vice-President Finance of AltaCanada Energy Corp., a publicly traded Canadian oil and gas company.  Prior thereto, Mr. Brimacombe has over thirty years financial experience working for a number of public and private oil and gas companies with operations in Canada, the United States and other countries, including experience as an independent financial consultant during the years 1988 to 2000.  Mr. Brimacombe is a member of the Institute of Chartered Accountants of Alberta.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information as of September 16, 2008, with respect to the beneficial ownership of our common stock by:  (i) each person (including any group) known to us to own more than 5% of our common stock, (ii) each of our directors and each of our named executive officers, and (iii) our named executive officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 110,023,998 shares of common stock issued and outstanding on September 16, 2008.  We have no other class of equity securities outstanding.

In accordance with Item 401(d) of SEC Regulation S-K, there is a family relationship between Bill Tighe and Glenn Watt, as Mr. Watt is married to Mr. Tighe’s niece.

Name of Beneficial Owner	Ownership	Options/Warrants Exercisable Within 60 Days	Beneficial Ownership(1)		Percent of Class(2)
Executive Officers and Directors:
Mark Hlady	3,400,000	66,666	3,466,666		3.15%
Peter Schriber	3,000,000	66,666	3,066,666		2.79%
Marvin Jones	380,000	66,666	446,666		*
William Tighe	12,919,000	66,666	12,985,666	(3)	11.80%
Glenn Watt	9,012,000	66,666	9,078,666	(4)	8.25%
William Brimacombe	-	93,333	93,333		*
All executive officers and directors as a group (6 persons)	28,711,000	426,633	29,137,663		26.38%

5% shareholders:
Thunder River Energy Inc.	9,000,000	-	9,000,000	(5)	8.18%

* Less than 1%

(1)	Represents sum of shares owned and shares that may be purchased upon exercise of options exercisable within 60 days of September 16, 2008.

(2)
Any securities not outstanding which are subject to options, warrants or conversion privileges exercisable within 60 days of September 16, 2008, are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.  Unless otherwise noted, the persons identified in this table have sole voting and investment power with regard to the shares beneficially owned.

(3)	Includes 12,900,000 shares held by Sicamous Oil and Gas Consultants Ltd., a company owned by Mr. Tighe and his wife, Diane Tighe.

(4)	Includes 3,000,000 shares held by 697580 Alberta Ltd., a company wholly-owned by Kathleen, Jana and Ryan Tighe, and of which Mr. Watt is the sole officer and director.

(5)
Includes 2,000,000 shares held under address of P.O. Box 636, Station “M”, Calgary, Alberta, T2J 2J3, Canada, and 7,000,000 shares held under address of c/o Research Capital Corp., 199 Bay Street, Suite 4600, Commerce Court West, Toronto, Ontario, M5L 1G2, Canada.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2007, about our equity compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,035,000	$1.62	5,965,000
Equity compensation plans not approved by security holders	-	-	-
Total	2,035,000	$1.62	5,965,000

See Proposal 2 – Proposal to Amend the Kodiak Energy, Inc. Stock Option Plan, for a summary of the Plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires the Company's directors and named executive officers, and persons who own more than 10% of the outstanding shares of the Company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the SEC.  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon reviews of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2007, Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2007, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, there were no late filings by the officers and directors and other 10% holders of common stock, except that a Form 3 for Mr. Brimacombe, Chief Financial Officer of the Company, that should have been filed by January 9, 2007 was filed on January 19, 2007 and a Form 4 for Mr. Schriber, a director of the Company, that should have been filed in September 2006, was filed in January 2007.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY SAID DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to Kodiak Energy, Inc.’s audited consolidated financial statements for the fiscal year ended December 31, 2007.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management.  The Audit Committee has discussed with Meyers Norris Penny, the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.  The Audit Committee has also received written disclosures and the letter from Meyers Norris Penny required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with Meyers Norris Penny their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

AUDIT COMMITTEE Peter Schriber, Chairman Marvin Jones Glenn Watt

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 21, 2006, the Company retained Meyers Norris Penny as its new independent registered public accounting firm.  The Company had not previously consulted with Meyers Norris Penny regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.  Effective February 21, 2006, the Company dismissed Madsen & Associates as its independent registered public accounting firm.  The Company’s Board of Directors participated in and approved the decision to change independent accountants.

The report of Madsen & Associates on the Company’s 2004 and 2003 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion as to uncertainty, audit scope or accounting principles. The audit report for the year ending March 31, 2004 and nine months ending December 31, 2004 contained a going concern note.

In connection with its audits for the then two most recent fiscal years and review of unaudited financial statements through September 30, 2005 and to February 21, 2006, there were no disagreements with Madsen & Associates, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates would have caused them to make reference thereto in their report on the financial statements.

During the then two most recent fiscal years and through February 21, 2006, there were been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The foregoing disclosures were previously reported in a Form 8-K/A that the Company filed with the SEC on March 2, 2006.  The Company provided Madsen & Associates with a copy of the disclosure prior to the time the Form 8-K/A was filed with the SEC, and requested that Madsen & Associates furnish the Company a letter addressed to the SEC stating whether it agreed with the statements made by the Company in the Form 8-K/A and, if not, stating the respects in which it did not agree.  A copy of the letter, dated February 27, 2006, furnished by Madsen & Associates in response to that request was filed as Exhibit 16.1 to the Form 8-K/A.

Independent Registered Public Accounting Firm’s Fees

The Company paid the following fees to Meyers Norris Penny to provide services that were billed for the years ended December 31, 2007 and 2006 in the following categories and amount:.

Fiscal Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2007	$161,829	$66,760(1)	$0	$20,773(3)	$249,362
2006	$131,974	$43,769(2)	$0	$0	$175,743

(1)	2007 Audit Related Fees relate to independent audit testing of Sarbanes-Oxley controls.

(2)	2006 Audit Related Fees relate to the review and accounting restatements for December 31, 2005, March 31, 2006 and June 30, 2006.

(3)	2007 All Other Fees relate to fees in connection with the September 2007 financing and the December 2007 listing of the Company’s common shares on the TSX-V Exchange in Canada.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before the Company engages its independent accountant to render audit or non-audit services, the engagement will be approved by the board of directors and the audit committee.  The Company’s audit committee approved all the fees referred to in “Independent Registered Public Accounting Firm’s Fees” above for 2006 and 2007.

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Company’s independent auditor.  Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service.  All of the engagements and fees for 2007 were pre-approved by the Audit Committee. The Audit Committee reviews with Meyers Norris Penny LLP whether the non-audit services to be provided are compatible with maintaining the auditor’s independence.  Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth herein, the Company is not aware of any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person, as defined in Section 404 of Regulation S-K, had or will have a direct or indirect material interest.

The charter of the Audit Committee of the Board of Directors requires the Audit Committee to review and approve related party transactions and other potential conflicts of interest situations where appropriate.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

We must receive stockholder proposals intended to be presented at our next annual meeting of stockholders prior to June 2, 2009, to be considered for inclusion in our proxy statement relating to that meeting.  If we change the date of our next annual meeting by more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials for the next annual meeting.  You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials.  Our Board of Directors will review any proposals from eligible stockholders that it receives by that date and will determine whether any such proposals will be included in our proxy solicitation material.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company’s management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2009 annual meeting of shareholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in the proxy statement for such meeting, unless the Company receives notice of such proposal at its principal office, not later than September 14, 2009.

INCORPORATION BY REFERENCE

This management information and proxy circular incorporates by reference certain information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including the audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk.

GENERAL

Our 2007 Annual Report on Form 10-K, containing audited consolidated financial statements but without exhibits, accompanies this proxy statement.  The Form 10-K as filed with the SEC including exhibits is available on our website at www.kodiakpetroleum.com. Stockholders may also obtain a copy of the Form 10-K, without charge, upon written request to:

Kodiak Energy, Inc.
Attn:  Chief Financial Officer
Suite 460, 734 – 7 Avenue S.W.
Calgary, Alberta T2P 3P8
Fax:  (403) 513-2670

As of the date of this proxy statement, our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement.  If, however, any matter incident to the conduct of the Annual Meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

By Order of the Board of Directors

Mark Hlady Chairman
Calgary, Alberta
______________, 2008

Appendix A

AUDIT COMMITTEE CHARTER

1.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Kodiak Energy, Inc. (“Kodiak” or the “Company”) is to assist the Board with its duties and responsibilities in supervising the Company’s audit and reporting requirements.  The Committee shall:

a)	Monitor the integrity of the Company’s financial statements and reporting system;
b)	Ensure that the Company complies with legal and regulatory requirements;
c)	Monitor the independent auditors’ qualifications and independence;
d)	Monitor the performance of the Company’s internal auditors and independent auditors;
e)	Monitor the Company’s corporate risk exposure and the procedures the Company has undertaken to monitor, control, and report corporate risk;
f)	Monitor the business practices and ethical standards of the Company; and
g)	Perform such other duties and responsibilities as the Board shall approve and assign to the Committee.

The Company’s independent auditors shall report directly to the Committee but the independent auditors are ultimately accountable to the Board, as representatives of the Company’s shareholders.

2.	Organization

2.1       Members
The Committee shall consist of three or more directors, who shall be appointed by the Board and may be removed by the Board.  All members of the Committee shall have the necessary education and experience to read and understand the Company’s financial statements.  At least one member should be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”).  All members of the Committee shall be independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and regulations promulgated thereunder), and shall fulfill the independence requirements of the listing standards of the Toronto Stock Exchange – Venture Exchange (“TSX-V”).  The Chair of the Committee shall be designated by the Board.

Committee members may not simultaneously serve on the audit committees of more than three public companies, including the Company, unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on the Committee.

2.2       Operation
The Committee shall be provided the resources necessary to satisfy its responsibilities, including the authority to institute special investigations and engage independent counsel, independent auditors and other advisors, as the Committee deems necessary at a reasonable cost within budgeted amounts.  The Committee shall have complete access to company management and the records of the Company.

Appendix A

The Board believes the duties and responsibilities of the Committee should remain flexible in order to best react to changing conditions and to enable it to assure that the Company’s financial systems and reporting practices are in accordance with all legal and regulatory requirements and are of the highest quality.  The Committee is therefore authorized to take such further actions as are consistent with the following described functions and to perform such other actions as required by law, the listing standards of the TSXV, the Company’s charter documents and the Board.

a)	Meetings. The Committee shall meet a minimum of four times per year and shall periodically meet separately with:

(i)	Management;
(ii)	Internal auditors of the Company; and
(iii)	The Company’s independent auditors.

The Committee shall meet in person or telephonically at such times and at such places determined by the Committee Chair, and may act by unanimous written consent.

b)	Quorum. A majority of the members of the Committee, but in no event less than two members, shall constitute a quorum for the meetings of the Committee.

c)
Record Keeping.  The Committee Chair shall be responsible for establishing the agenda for a Committee meeting and the agenda shall be distributed to the Committee members prior to each meeting. Minutes of all meetings shall be prepared and submitted for approval at a subsequent Committee meeting.

d)	Charter. The Committee shall annually review and assess the adequacy of this Charter and conduct a self-evaluation of the Committee and its activities.

3.	Duties and Responsibilities

The Committee shall perform the following duties and responsibilities:

a)	Directly select, appoint, compensate, evaluate and where appropriate, terminate and replace the Company’s independent auditors, subject to Board approval;

b)	Annually obtain and review a report by the independent auditors describing:
•	the Company’s internal control procedures;
•	any material issue raised by the most recent internal control review, or peer reviews of the Company; and
•
any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

c)	Review the competence of partners and managers of the independent auditors who lead the audit;

Appendix A

d)
Take appropriate action to ensure that the independent auditors are independent prior to their appointment and oversee the independence of the auditors throughout the engagement; receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, as well as any other matters which could affect the independence of the auditors;

e)	Evaluate the independent auditors' qualifications, performance and independence and, prior toe-appointment, present this evaluation to the Board;

f)
Pre-approve all permissible non-audit services and all audit, review or attestation engagements with the independent auditors and review the scope of audit and non-audit services provided to the Company and its subsidiaries by the independent auditors and the fees for such services;

g)
Approve all the engagement fees and terms of the independent auditors, including the scope of the audit of the financial statements of the Company and its subsidiaries; review and approve the independent auditors’ engagement letters; direct the attention of the independent auditors to specific matters or areas deemed by the Committee to be of special significance to the Company and its subsidiaries; and authorize such auditors to perform such supplemental reviews or audits as the Committee may deem necessary or appropriate;

h)
Receive from the independent auditors, prior to the filing of its audit report, a report concerning all matters required to be communicated by the independent auditors to the Committee under auditing standards generally accepted in the United States of America or the SEC rules and regulations;

i)	Review results of the audit with independent auditors, the Chief Executive Officer, the Chief Financial Officer and the Controller;

j)
Regularly review with the independent auditors any audit problems or difficulties and management’s response, including difficulties encountered in the course of the audit work; any restrictions on the scope of the independent auditors’ activities or on access to requested information; and any significant disagreements with management;

k)
Review the Company’s significant accounting principles and policies and any significant changes thereto; review proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company’s financial statements; review any material correcting adjustments and off-balance sheet financings and relationships, if any; review significant management judgments and accounting estimates used in financial statement preparation; and review the accounting for significant corporate transactions;

Appendix A

l)
Review the adequacy of the Company’s system of internal controls over financial reporting, including the reliability of its financial reporting systems; confer with the Company’s internal and independent auditors with respect to their consideration of such controls and systems; and review management’s response to any significant deficiencies and material weaknesses in the Company’s internal controls over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial data;

m)
Receive reports from the Chief Executive Officer and Chief Financial Officer related to their certifications for the Forms 10-K and 10-Q, including all significant deficiencies in the design or operations of internal control and financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control and financial reporting;

n)	Resolve any disagreements or difficulties between the independent auditors and management;

o)
Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the notes thereto which are included in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q; review the independent auditors’ letter delivered in connection with their audit of the annual financial statements to the Company and its subsidiaries;

p)	Review and recommend approval of earnings press releases;

q)	Discuss policies with respect to risk assessment and risk management related to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

r)
Establish formal procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and the protection of reporting employees from retaliation;

s)	Review and oversee related party transactions and other potential conflicts of interest situations where appropriate;

t)	Prepare the Committee report for the Company’s annual proxy statement as required by the rules of the SEC;

u)	Periodically review the Company’s policies with respect to conflicts of interest and ethical conduct and recommend to the Board any changes in these policies that the Committee deems appropriate; and

v)	Review annually the Company’s Code of Business Conduct and Ethics and Foreign Corrupt Practices Act policy.

Appendix A

4.	Reporting

The Committee shall report to and review with the Board not less than once each year, any issues that arise with respect to:

a)	The quality or integrity of the Company’s financial statements and reporting system;

b)	The Company’s compliance with legal or regulatory requirements;

c)	The performance and independence of the Company’s independent auditors or the performance of the internal audit function; and

d)	All other significant issues which arise in the course of performing its responsibilities.

The Committee shall make recommendations for action by the full Board when appropriate.

Appendix B

KODIAK ENERGY, INC. STOCK OPTION PLAN, as Amended

1.0	GENERAL PROVISIONS

1.1.	Purpose

The purpose of the Stock Option Plan (the “Plan”) of Kodiak Energy, Inc. (herein called the “Corporation”) is to advance the interests of the Corporation by:

1.1.1.	providing Eligible Persons with additional incentive;

1.1.2.	encouraging stock ownership by such Eligible Persons;

1.1.3.	increasing their proprietary interest in the success of the Corporation;

1.1.4.	encouraging them to remain with the Corporation or its Subsidiaries; and

1.1.5.	attracting new employees, officers and directors.

Options issued under this Plan will not be Incentive Stock Options under Internal Revenue Code Section 422.

1.2.	Administration

The Plan shall be administered by the board of directors of the Corporation (the “Board”).  Subject to the limitations of the Plan, the Board shall have the authority to:

1.2.1.	grant options (“Options”) to acquire shares of common stock of the Corporation (the “Common Shares”) to Eligible Persons;

1.2.2.	determine the terms, limitations, restrictions and conditions upon such grants;

1.2.3.	interpret the Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; and

1.2.4.
make all other determinations and to take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable. The Board’s guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon the Corporation and all other persons.

No Option shall be granted under the Plan unless recommended and approved by the Board.

1.3.	Interpretation

For the purposes of the Plan, the following terms shall have the following meanings:

1.3.1.	“Code” means the United States Internal Revenue Code of 1986, as amended;

1.3.2.	“Eligible Person” means a director, senior officer or employee of, or a consultant or any other person providing services to, the Corporation or of any Subsidiary pursuant to a written contract;

Appendix B

1.3.3.	“Exchange” means any stock exchange or exchanges on which the common shares of the Corporation are then listed and any other regulatory body having jurisdiction hereinafter;

1.3.4.	“Exercise Price” has the meaning ascribed thereto in Section 2.3;

1.3.5.
“Fair Market Value” means, subject to applicable Exchange requirements, the greater of the ten day weighted average calculation up to and including the last closing price for Common Shares on the OTC Bulletin Board or the Exchange or if the Common Shares are not listed or admitted to trading on any exchange, as determined by any other appropriate method selected by the Board.

1.3.6.	“Insider” if used in relation to the Corporation, means:

1.3.6.1.	A director, executive or senior officer of the Corporation,

1.3.6.2.	A director, executive or senior officer of a company that is an Insider or subsidiary of the Corporation,

1.3.6.3.	A person that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Corporation, or

1.3.6.4.	The Corporation itself if it holds any of its own securities.

1.3.7.	“Participant” means an Eligible Person to whom Options have been granted;

1.3.8.	“Subsidiary” means any company that is a subsidiary of the Corporation as defined in Section 424(f) of the Code;

1.3.9.	“Underlying Share” means a Common Share issuable upon the exercise of an Option; and

1.3.10.	“Year” with respect to any Option granted under the Plan means the period of 12 months commencing on the date of the granting of such Option or on any anniversary thereof.

Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

1.4.	Laws

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

1.5.	Shares Reserved

All shares of the Corporation issued under the Plan shall be Common Shares in the capital stock of the Corporation.  Options may be granted in respect of authorized and unissued Common Shares.

The maximum number of Common Shares which may be reserved for issuance under the Plan shall be 8,000,000, which number is subject to adjustment in accordance with the provisions of the Plan.

The number of Underlying Shares subject to an option granted to any one Participant shall be determined by the Board, but no one Participant shall be granted an option which exceeds the maximum number permitted by the Exchange.

Appendix B

The aggregate number of Common Shares with respect to which Options may be granted to any one person (together with their associates) under this Plan, together with all other incentive plans of the Corporation in any one year:

a)	shall not exceed 500,000 Common Shares;

b)	shall not exceed 2% of the total number of Common Shares outstanding; and

c)
for investor relations employees or consultants, in aggregate with all other persons employed to provide investor relations activities, shall not exceed 2% of the total number of common shares outstanding.

Any Common Shares subject to an Option that for any reason expires without having been exercised shall again be available for grants under the Plan.  No fractional shares shall be issued, and the Board may determine the manner in which fractional share value shall be treated.

1.6.	Adjustments

In the event of any change in the outstanding Common Shares by reason of any stock dividend or split, recapitalization, merger, arrangement, consolidation, combination or exchange of shares, or other corporate change, or in the event of any issue of rights pursuant to a shareholder rights plan or other similar plan, the Board shall make, subject to the prior approval of any relevant stock exchange, appropriate substitution or adjustment in:

a)	the number or kind of shares or other securities reserved for issuance pursuant to the Plan; and

b)
the number and kind of shares subject to unexercised Options theretofore granted and in the Exercise Price of such Options; provided, however, that no substitution or adjustment shall obligate the Corporation to issue or sell fractional shares.

In the event of the reorganization of the Corporation or the amalgamation, merger or consolidation of the Corporation with another corporation, or the payment of a special or extraordinary dividend, the Board may make such provision for the protection of the rights of Participants as the Board in its sole discretion deems appropriate.

1.7.	Non-Exclusivity

Nothing contained herein shall prevent the Corporation from adopting other or additional compensation arrangements, subject to any required approval.

1.8.	Amendment and Termination

No Option shall be granted hereunder after October 31, 2015; provided, however, that the Board may at any time prior to that date amend, suspend or terminate the Plan or any portion thereof.  No such amendments, suspension or termination shall alter or impair any Options or any rights pursuant thereto granted previously to any Participant without the consent of such Participant.  Any reduction in the exercise price of Options held by Insiders at the time of the proposed amendment requires disinterested shareholder approval.  In the event of termination of the Plan, the provisions of the Plan and any administrative guidelines, and other rules and regulations adopted by the Board and in force at the time of the Plan termination shall continue in effect during such time as an Option or any rights pursuant thereto remain outstanding.

Appendix B

1.9.	Compliance with Legislation

The Board may postpone the exercise of any Option or the issue of any Underlying Shares pursuant to the Plan for such time as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of the Plan or the Common Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that such shares and the Plan are exempt from such registration.  The Corporation shall not be obligated by any provision of the Plan or grant thereunder to sell or issue Common Shares in violation of the law of any government or exchange having jurisdiction therein.  In addition, the Corporation shall have no obligation to issue any Common Shares pursuant to the Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with a stock exchange on which such Common Shares are listed for trading.

1.10.	Transferability

All benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein or to the extent, if any, permitted by the Exchange.  During the lifetime of a Participant any benefits, rights and options may only be exercised by the Participant.

Subject to compliance with applicable requirements of the Exchange, Participants may elect to hold options granted to them in an incorporated entity wholly owned by them and such entity shall be bound by the Plan in the same manner as if the options were held by the Participant.

1.11.	Acceleration of Exercisability of Options upon Occurrence of Certain Events

In connection with any merger, arrangement or consolidation which results in the holders of the outstanding voting securities of the Corporation (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Corporation, each Option granted under the Plan to each director and officer of the Corporation; or at the discretion of the Board, any other Eligible Person, shall become exercisable in full or part, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after:

a)	the fifteenth day prior to the effective date of such merger, arrangement, consolidation, sale, transfer or acquisition or

b)	the date of commencement of such tender offer or exchange offer, as the case may be.

1.12.	Stock Exchange Rules

All options granted pursuant to this Plan shall be subject to rules and policies of the Exchange.

Appendix B

2.0	OPTIONS

2.1.	Grants

Subject to the provisions of the Plan, the Board shall have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set forth in Section 3 hereof, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of the Underlying Shares, and the nature of the events, if any, and the duration of the period in which any Participant’s rights in respect of the Underlying Shares may be forfeited.  An Eligible Person may receive Options on more than one occasion under the Plan and may receive separate Options on any one occasion.  At the date of grant of any option hereunder, the Eligible Person must be a bona fide director, officer, employee, consultant (or other person providing services) of the Corporation or its Subsidiaries.

2.2.	Rights of Optionee

No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Underlying Shares until certificates representing such Underlying Shares shall have been issued and delivered.

2.3.	Exercise Price

The exercise price of the Underlying Shares (the “Exercise Price”) subject to each option shall be determined by the Board, subject to applicable Exchange approval, at the time any option is granted.  In no event shall such exercise price be lower than the Fair Market Value.

Once the exercise price has been determined by the Board, accepted by the Exchange and the option has been granted, the exercise price of an option may be reduced upon receipt of Board approval, provided that in the case of options held by insiders of the Corporation (as defined in the policies of the Exchange), the exercise price of an option may be reduced only if disinterested shareholder approval is obtained.

The Exercise Price shall be subject to adjustment in accordance with the provisions of Section 1.6 hereof.

3.0	EXERCISE OF OPTIONS

3.1	Exercise

The following shall apply to the exercise of all options:

a)	Options shall not be exercisable later than 5 years after the date of grant. In no circumstances shall the duration of an Option exceed the maximum term permitted by the Exchange.

b)
The Board may determine when any Option shall become exercisable and may determine that the Option can be exercisable in installments.  Options granted to consultants performing investor relations activities will contain vesting provisions such that vesting occurs over at least 12 months with no more than 3/4 of the options vesting in any 3 month period.

Appendix B

Except as otherwise determined by the Board:

a)
If a Participant ceases to be an Eligible Person as a result of termination for cause (as such term is defined at common law), no Option held by such Participant may be exercised following the date on which such Participant ceased to be an Eligible Person;

b)
If a Participant ceases to be an Eligible Person for any reason other than termination for cause or death, any vested Option held by such Participant may continue be exercised by the Participant to and until the earlier of the applicable expiration of the option period in respect of such Option and 90 days after the date on which such Participant ceases to be an Eligible Person.  In the case of a Participant engaged in investor relations activities, 90 shall be changed to 30 days.

c)
In the event of death, the heirs, administrators or legal representatives of a Participant may exercise the Participant’s Options within twelve months after the date of the Participant’s death to the extent such Options were by their terms exercisable prior to his death or within the period of twelve months following his death; but for greater certainty no Option shall be exercisable after its stated termination date. In the event that the heirs, administrators or legal representatives of a Participant who has died exercises the Participant’s Option in accordance with the terms of the Plan, the Corporation shall have no obligation to issue the Common Shares until evidence satisfactory to the Corporation has been provided by such heirs, administrators or legal representatives that such heirs, administrators or legal representatives are entitled to acquire the Common Shares under the Plan.

Except as provided in paragraph (C) above, or as otherwise provided in the applicable Option Agreement, during the lifetime of a Participant, Options held by such Participant shall be exercisable only by him and no Option shall be transferable other than by will or the laws of descent and distribution.

Each Option shall be confirmed by an agreement executed by the Corporation and by the Participant.  In the case of employees or consultants of the Corporation or Subsidiary, the option agreements to which they are party must contain a representation of the Corporation that such employee or consultant, as the case may be, is a bona fide employee or consultant of the Corporation or its Subsidiaries.

If, as and when any Common Shares have been duly issued upon the exercise of an Option and in accordance with the terms of such Option and the Plan, such Underlying Shares shall be conclusively deemed allotted as fully paid and non-assessable shares of the Corporation.

Subject to any vesting restrictions imposed by the Board, options may be exercised in whole or in part at any time and from time to time during the option period.  To the extent required by the Exchange, no options may be exercised under this Plan until this Plan has been approved by a resolution duly passed by the shareholders of the Corporation.  However, Options may not be exercised for fewer than 1,000 Common Shares at any one time, unless the Participant holds Options for less than 1,000 Underlying Shares.

Appendix B

3.2	Notice of Exercise

The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of Underlying Shares with respect to which the option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such Underlying Shares with respect to which the option is exercised.  No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares of the Corporation unless and until the certificates for Underlying Shares issuable pursuant to options under the Plan are issued to him or them under the terms of the Plan.

3.3	Proceeds from Sale of Shares

The proceeds from the sale of Shares issued upon the exercise of options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine.

4.0	APPROVAL

4.1.	Necessary Approvals

The ability of a Participant to exercise options and the obligation of the Corporation to issue and deliver Underlying Shares in accordance with the Plan is subject to any approvals which may be required from shareholders of the Corporation and any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation.  If any Underlying Shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such Underlying Shares shall terminate and any option exercise price paid to the Corporation will be returned to the Participant.

4.2.	Approval

The amended Plan was approved by the Board of Directors on ___________, 2008, and is anticipated to be approved by the stockholders of the Corporation at its next annual meeting of shareholders.  Prior to receipt of stockholder approval, no options granted to any person under this plan may be exercised.

5.0	MISCELLANEOUS

5.1.	Withholding

It shall be a condition to the obligation of the Corporation to issue Common Shares upon exercise of an Option that the Participant (or any beneficiary, transferee or person entitled to act under paragraph 3.1(E) hereof) pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue such Common Shares.

5.2.	Issuance of Certificates; Legends

Common Shares duly acquired under the terms of an Option shall be registered in the name of the Participant and a share certificate representing the number of such Common Shares shall be issued in the name of the Participant, his or her legal representatives or as he, she or they may direct.  The Corporation may endorse such legend or legends upon the certificates for Common Shares issued upon the exercise of an Option granted hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as, in its absolute discretion, it determines to be necessary or appropriate.

Appendix B

5.3.	Correction of Defects, Omissions and Inconsistencies

The Board may correct any defect, supply any omission, or reconcile any inconsistency in this Plan in the manner and to the extent it shall deem desirable to carry this Plan into effect, subject to applicable regulatory approval if any.

5.4.	Other Actions

Nothing contained in this Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including but not by way of limitation, the right of the Corporation to grant Options for proper corporate purposes other than under the Plan with respect to any other person, firm, corporation or association.

Appendix C

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

Kodiak Energy, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST:  That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

“FOURTH:  The total number of shares of stock of all classes which the Corporation shall have authority to issue is 310,000,000 shares, of which 300,000,000 shares shall be Common Stock, $.001 par value (“Common Stock”) and 10,000,000 shares shall be Preferred Stock, $.001 par value (“Preferred Stock”).

1.
Preferred Stock may be issued from time to time in one or more series.  Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article FOURTH and to the limitations prescribed by law, to authorize the issue of one or more series of Preferred Stock and, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), to establish with respect to each such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions thereof.  The authority of the Board of Directors with respect to each series shall include but not be limited to the determination or fixing of the following:

(a)	The designation of such series.

(b)
The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)
The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(d)	Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

(e)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

Appendix C

(f)
Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

(g)	The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

(h)	The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(i)	The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

2.
The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.  Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions present to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.

3.
No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as the Board of Directors of the Corporation, in its discretion, may determine from time to time.

4.
The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common Stock or of Preferred Stock for such consideration not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders.  The Board of Directors may provide for payment therefore to be received by the Corporation in cash, property, or services.  Any and all such shares of the Common Stock or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Appendix C

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this____________ day of ____________, 2008.

By:
Authorized Officer

Title:

Name:
Print or Type

Appendix D

CANADIAN DISCLOSURE REQUIREMENTS

           Some of the following information is contained throughout the main body of the Proxy Statement and presented in a different format.  Canadian securities laws require certain other information to be presented in accordance with National Instruments 52-102 and 58-101 and Multilateral Instrument 52-110. The additional Canadian disclosure is presented below.

Election of Directors

The following table sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Company presently held by him, his municipality of residence, his principal occupation at the present and during the preceding five years, the period during which he has served as a director, and the number of voting Common Shares of the Company that he has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised, as of the Record Date.

Unless otherwise directed, it is the intention of the Management Designees to vote proxies in the accompanying form in favour of the ordinary resolution and the election of nominees hereinafter set forth, as a group, as directors for the ensuing year.

Name and Municipality of Residence	Directorship and First and Last Position Held (Date Appointed Director and/or Officer)	Principal Occupation During Past Five Years	Approximate Number and Percentage of Kodiak Shares Held or Controlled(3)
Peter Schriber(1) (2) Gotthardstrase 38 ch-8002 Zurich, Switzerland Age – 66	Director (November 28, 2005)	Mr. Schriber is currently and has been for the last five years self employed as an independent financial consultant to various Canadian and international investment firms and private clients.	3,000,000 (2.73%)
Marvin Jones(1) (2) 4, 1901 Varsity Estates Drive N.W. Calgary, Alberta, T3B 4T7 Canada Age – 71	Director (April 24, 2006)
Mr. Jones has more than forty-five years of North American and international oil and gas experience.  The last thirty years of Mr. Jones’ career was at the management level in oil and gas drilling and services industries.  Mr. Jones is a past President of Trinidad Drilling Ltd., a past Vice President of Challenger International Services (supplier of new and used drill pipe, related down hole tubulars and accessories), and a past Vice President of Thomson Industries (an oil and gas service company).  He is a recipient of the Canadian Association of Oilwell Drilling Contractors’ (CAODC) Honorary Life Membership Award and is a past President of the CAODC.
380,000 (Less than 1%)

Appendix D

Name and Municipality of Residence	Directorship and First and Last Position Held (Date Appointed Director and/or Officer)	Principal Occupation During Past Five Years	Approximate Number and Percentage of Kodiak Shares Held or Controlled(3)
William Tighe 245 Citadel Way N.W. Calgary, Alberta, T3G 4W8 Canada Age – 56	President, Chief Operating Officer, Director (September 19, 2005) Acting Chief Executive Officer (December 1, 2007)
Since 2005, and after resigning from Suncor Energy Inc., Mr. Tighe has primarily focused on developing Kodiaks’ business interests.  In 2004, Mr. Tighe acted as Business Services Manager, Growth Planning and Development, for  Suncor Energy Inc., a publicly traded oil and gas exploration and development company.  From 2000 until 2004, Mr. Tighe worked for Petro China International, a company engaged in the business of oil and gas exploration and development in Indonesia, as Operations Development and Commissioning Manager.
12,919,000(4) (11.74%)
Glenn Watt(1) 3405 – 15 Street S.W. Calgary, Alberta, T2T 5X3 Canada Age – 34	Vice President, Operations (April 1, 2007) Director (November 16, 2005)
Prior to his appointment with the Corporation as Vice President, Operations, and from May 2003 until April 2007, Mr. Watt was the drilling and completions superintendent for Enerplus Resources Fund, a large oil and gas royalty trust.  From August 1999 until May 2003, Mr. Watt worked for Penn West Petroleum Ltd., an oil and gas company, as a completions superintendent.
9,012,000(5) (8.19%)
Les Owens(1)(2) 18 Tuscany Hills Crescent N.W. Calgary, Alberta, T3L 1Z8 Age – 44	Director Nominee
Mr. Owens has more than twenty-five years of oil and gas experience primarily in completions and production services.  He is currently General Manager at Canadian Sub-Surface, Energy Services, a provider of cased-hole completion, production and evaluation services.  From October 2001 to April 2008, Mr. Owens was in management positions with Ultraline Services Corp., a provider of wireline services.  In one of his positions at Ultraline Services Corp. as Vice President, Operations, he reviewed and approved the financial statements for his division.  Prior to that, from October 1999 to October 2001, he was in sales with Plains Perforating Ltd., a provider of perforating services.  His previous experience was with various oil and gas service companies, in positions progressing from sales to management.  Mr. Owens’ position as director to the Board is subject to TSX-V Exchange approval.
35,000 (Less than 1%)

(1)	Member of the Audit Committee. Pending election as a Director, Les Owens will be an independent member of the Audit Committee.

(2)	Member of the Compensation Committee. Pending election as a Director, Les Owens will be an independent member of the Compensation Committee.

(3)	Assumes 110,023,998 common shares are issued and outstanding. Does not include the common shares issuable upon the exercise of options to purchase common shares and warrants.

(4)	These shares are held by Sicamous Oil & Gas Consultants Ltd., a company wholly owned by William Tighe and his wife, Diane Tighe.

(5)	Of these shares, 3,000,000 are held by 697580 Alberta Ltd., a company who Glenn Watt is the sole officer and director.

Appendix D

Corporate Cease Trade Orders or Bankruptcies

None of those persons who are proposed directors of the Company is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company, including the Company (and any personal holding companies), that, while such person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, or after such persons ceased to be a director, chief executive officer or chief financial officer of the company, was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while acting in such capacity.

In addition, none of those persons who are proposed directors of the Company is, or has been within the past ten years, a director or executive officer of any company, including the Company, that, while such person was acting in that capacity, or within a year of that person ceasing to act in that capacity became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manger or trustee appointed to hold its assets.

Penalties or Sanctions

None of those persons who are proposed directors of the Company (or any personal holding companies) have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.  Other than as set forth below, no proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

No proposed director of the Company, or a personal holding company of any such person has, within the past ten years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such person.

Appendix D

Corporate Governance

Board of Directors

Other Board Positions

Mr. Mark Hlady, the Chairman of the Company, is also a director of Critical Outcome Technologies Inc. Mr.Hlady was also a director of International Petro Real Oil Corporation until August 7, 2008.  Both companies are reporting issuers in Canada.  Mr. William Tighe, Director, President, Acting Chief Executive Officer, and Chief Operating Officer of the Company, is also a director of Tamm Oil and Gas Corp., a reporting issuer in the United States.

           Orientation and Continuing Education

Given the current size of the Company and the Board, the Company provides only a limited orientation and education program for new directors.  This process includes discussions with management and the Board, with respect to the business and operations of the Company.  Additionally, each new Board member is introduced to the Company’s auditors, legal counsel and consulting staff.  Each new Board member is also entitled to review all previous minutes of the Board and the shareholders.  Communication on all material matters is continual by email, phone and written documentation.  In addition, the majority of the board meetings are for information and discussion purposes related to the Company’s business.

Assessments

The full board has responsibility for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors.  Owing to the small size of the board, this task has not been assigned to any committee of directors and no formal process is in place.

Indebtedness of Directors and Executive Officers

No director, executive officer, employee, former director, former executive officer or former employee of the Company, or any associate or affiliate of the foregoing, has been indebted to the Company or any of its subsidiaries since the beginning of the most recently completed financial year.  None of the persons described in the preceding sentence has, since the beginning of the most recently completed financial year, been indebted to another entity to which the indebtedness was the subject of a guarantee, “support agreement”, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

For the purposes of the above, “support agreement” includes, but is not limited to, an agreement to provide assistance in the maintenance or servicing of any indebtedness and an agreement to provide compensation for the purpose of maintaining or servicing any indebtedness of the borrower.

Appendix D

Interest of Informed Persons in Material Transactions

Other than as set forth herein, the Company is not aware of any material interest, direct or indirect, of any “informed person” of the Company, any proposed director of the Company or any associate or affiliate of any “informed person” or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries

For the purposes of the above, “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

Compensation of Executive Officers

Securities legislation requires the disclosure of compensation received by each “Named Executive Officer” of the Company for the three most recently completed financial years.  “Named Executive Officer” is defined by the legislation to mean (i) each of Chief Executive Officer and Chief Financial Officer of the Company, regardless of the amount of compensation of that individual, (ii) each of the Company’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $150,000, and (iii) any additional individual for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year end of the Company.

“Executive Officer” is defined by the legislation to mean (i) a chair, a vice-chair or president of the Company, (ii) a vice-president of the Company in charge of a principal business unit, division or function including sales, finance or production, or (iii) an officer of the issuer or any of its subsidiaries or any other person who performed a policy-making function in respect of the Company.

During the Company’s most recently completed financial year, the Company had three (3) Named Executive Officers, namely William Tighe, President, acting Chief Executive Officer and Chief Operating Officer, Mark Hlady, Chairman and former Chief Executive Officer and Bill Brimacombe, Chief Financial Officer.

Appendix D

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Period	Salary or Fees ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Option/ SARs(1) Granted (#)	Shares or Units Subject to Resale Restrictions (#)	LTIP(2) Payouts ($)	All Other Compensation ($)

Mark Hlady(4) Chairman	2007 2006 2005	$51,125(7) $53,247(7) $27,897(7)	$0 $0 $0	$0 $0 $0	0 200,000 0	0 200,000 0	$0 $0 $0	$0 $0 $0
William Tighe(3) President, acting Chief Executive Officer and Chief Operating Officer	2007 2006 2005	$108,624(6) $83,259(6) $40,744(6)	$0 $0 $0	$0 $0 $0	0 200,000 0	0 200,000 0	$0 $0 $0	$0 $0 $0
Bill Brimacombe(5) Chief Financial Officer	2007	$128,711	$0	$0	280,000	280,000	$0	$0
Glenn Watt(8) Vice President, Operations	2007 2006	$86,550(8) $0	$0 $0	$0 $0	0 200,000	0 200,000	$0 $0	$0 $0
Mary Kennedy former Chief Financial Officer	2006	$29,508	$0	$0	0	0	$0	$0

(1)
“SAR” or “stock appreciation right” means a right granted by the Company or any of its subsidiaries as compensation for employment services or office to receive cash or an issue or transfer of securities based wholly or in part on changes in trading price of publicly traded securities.

(2)
“LTIP” or “long term incentive plan” means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through shares or units that are subject to restrictions on resale.

(3)	William Tighe was appointed Chief Executive Officer on December 1, 2007, President on January 2, 2006 and Chief Operating Officer on September 19, 2005.

(4)	Mark Hlady was appointed Chief Executive Officer and Chairman of the Company on September 19, 2005. On December 1, 2007, Mr. Hlady resigned from his position as Chief Executive Officer.

(5)	Bill Brimacombe was appointed Chief Financial Officer on January 3, 2007.

(6)
This amount was paid to Sicamous Oil and Gas Consultants Ltd., a company wholly owned by Mr. William Tighe and his wife, Diane Tighe, for consulting services rendered by it, including providing Mr. Tighe to the Company to perform duties related to the position of Chief Operating Officer and President..

(7)
This amount was paid to MHC Corporation., a company wholly owned by Mr. Mark Hlady, for consulting services rendered by it, including providing Mr. Hlady to the Company to perform duties related to the position of Chief Executive Officer.

(8)
This amount was paid to Harbour Oilfield Consulting Ltd., a company wholly owned by Mr. Glenn Watt, from April to December 2007, for consulting for consulting services rendered by it, including providing Mr. Watt to the Company to perform duties related to the position of Vice President, Operations.

Appendix D

Stock Option Plan and Stock Options

The Company did not during the financial year ended December 31, 2007 re-price downward any options or freestanding SARs held by any of its Named Executive Officer.  The following table sets forth information in respect of all stock options granted during the financial year ended December 31, 2007 to the Named Executive Officers of the Company.

Name and Principal Position of Named Executive Officers	Securities Under Options Granted (#)	Percent of Total Options Granted to Employees in Financial Year (%)	Exercise or Base Price per Security ($)	Market Value of Securities Underlying Options on the Date of Grant(1) ($)	Expiration Date
Mark Hlady Chairman	0	0%	$0	$0	N/A
William Tighe President, acting Chief Executive Officer and Chief Operating Officer	0	0%	$0	$0	N/A
Glenn Watt Vice President, Operations	0	0%	$0	$0	N/A
Bill Brimacombe Chief Financial Officer	280,000	30.8%	$1.29(1)	$1.29	June 3, 2012

(1)
The exercise price of each Kodiak Option represents the weighted average trading price for the five trading days of the Kodiak Shares on the OTCBB preceding the date of grant of the Kodiak Option, such date being January 3, 2007.

During the financial year ended December 31, 2007, there were no options to purchase common shares exercised or exercisable held by the Named Executive Officers of the Company described above.

[NEED TO CONFORM TO TRANSFER AGENT FORMAT]

KODIAK ENERGY, INC.

PROXY FOR ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 3, 2008
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Kodiak Energy, Inc. (the Company) hereby acknowledges receipt of the Notice of Annual and Special Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K in connection with the Annual and Special Meeting of the Company to be held at the Ramada Hotel, Niagra Room, 708 – 8 Avenue S.W., Calgary, Alberta, Canada, on Wednesday, December 3, 2008, at 3:00 o’clock in the afternoon, Mountain Time, and hereby appoints _______ and ________ and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual and Special Meeting and at any adjournment thereof.  The proxies are instructed to vote as specified on the reverse side hereof:
(Continued and to be signed on the reverse side)

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
KODIAK ENERGY, INC.
_______, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.